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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 16, 2004


                        Equity Lifestyle Properties, Inc.
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             (Exact name of registrant as specified in its charter)


         Maryland                       1-11718                 36-3857664
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(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)


Two North Riverside Plaza, Suite 800, Chicago, IL                  60606
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   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (312) 279-1400


                       Manufactured Home Communities, Inc.
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01         OTHER EVENTS

Equity Lifestyle Properties, Inc. (NYSE: ELS) announced that on November 16, 2004, the Certificate of Amendment to change the Company's name from Manufactured Home Communities, Inc. to Equity Lifestyle Properties, Inc. was formally accepted by the State of Maryland. The Company also announced that effective November 23, 2004 the Company stock will start trading under its new ticker symbol "ELS". These events are important steps in the process which was initiated on November 2, 2004 with Board of Director approval of our name change to Equity Lifestyle Properties, Inc.

         Commented Equity Lifestyle's CEO and President, Thomas P. Heneghan, "We are extremely excited about this change which reflects the direction the Company has been working toward for quite some time. The new name symbolizes what our customers demand and the types of properties in our portfolio."

         The forward-looking statements contained in this news release are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Equity Lifestyle Properties, Inc. owns or has an interest in 272 quality communities in 25 states and British Columbia consisting of 100,203 sites. The Company is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.




                                             MANUFACTURED HOME COMMUNITIES, INC.


                                             BY: \s\ Michael B. Berman
                                                 -------------------------------
                                                 Michael B. Berman
                                                 Vice President, Treasurer and
                                                   Chief Financial Officer

DATE: November 24, 2004